                                                                    EXHIBIT 10.2

                               As of June 14, 2002


General Growth Properties, Inc.
GGP Limited Partnership
GGP Acquisition, L.L.C.
GGP Acquisition II, L.L.C.
110 North Wacker Drive
Chicago, Illinois  60606
Attention:  Bernard Freibaum

         Re:  JP REALTY, INC. AND PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP

Gentlemen:

         Reference is made to the letter agreement, dated March 3, 2002 (the "Voting Agreement"), a copy of which is attached hereto as Schedule A, among Mr. John Price and the entities set forth on Schedule I thereto, General Growth Properties, Inc., a Delaware corporation ("General Growth"), GGP Limited Partnership, a Delaware limited partnership ("GGP"), GGP Acquisition, L.L.C., a Delaware limited liability company ("Acquisition"), and GGP Acquisition II, L.L.C., a Maryland limited liability company ("Partnership Acquisition"). Capitalized terms used herein without definition shall have the meanings specified in the Voting Agreement. This letter agreement (the "Agreement") shall serve to confirm the parties' understanding and agreement with respect to the transfer, in the aggregate, of 1,084,508 common units of limited partnership interest in JP Partnership (the "Transferred Partnership Interests") by Boise Mall Investment Company, Ltd., Cache Valley Mall Partnership, Ltd., Pine Ridge Development Company, Ltd., Price Commerce, Ltd., Price East Bay, Ltd., Price Eugene Bailey Company, Ltd., Price Fremont Company, Ltd., Price Glendale Company, Ltd., Price Plaza 800 Company, Ltd., Price Riverside Company, Ltd., Price Rock Springs Company, Ltd., Red Cliffs Mall Investment Company, Ltd. and Tech Park II Company, Ltd. to the undersigned (collectively, the "New Holders"). Each New Holder acknowledges that: (a) such New Holder is the Beneficial Owner of the number of Transferred Partnership Interests set forth opposite such New Holder's name on Schedule B hereto, and (b) General Growth, GGP, Acquisition and Partnership Acquisition are relying upon the representations, warranties, covenants and other agreements of the New Holders made (or deemed made) herein.

         1. Agreement to be Bound. Each New Holder hereby agrees to be bound by each and every term and provision of the Voting Agreement with respect to its Transferred Partnership Interests, and acknowledges, therefore, that such New Holder, among other things, will be deemed: (a) a Holder, (b) to have made the representations and warranties set forth in the Voting Agreement, (c) to have granted the proxy set forth in Section 1(b) of the Voting Agreement with respect to all of its Transferred Partnership Interests and (d) to have appointed an agent for service of process as set forth in Section 4(e) of the Voting Agreement.

         2. Confirmation of Obligations. To the extent a New Holder is already a party to the Voting Agreement, such New Holder's obligations as a Holder shall not be reduced in any way as a result of this Agreement and such obligations shall be deemed to have been ratified and confirmed by virtue of such New Holder's execution and delivery of this Agreement.

         3.    Miscellaneous.

               (a) Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, sent by overnight courier (providing proof of delivery) or sent by telecopy (providing confirmation of transmission to the parties), postage prepaid to the parties at the following addresses or telecopy numbers (or at such other addresses or telecopy number as shall be specified by like notice):

                    (i)  If to General Growth, GGP, Acquisition
                         or Partnership Acquisition:

                         110 North Wacker Drive
                         Chicago, Illinois  60606
                         Telecopy No. (312) 960-5463
                         Attention:  Mr. Bernard Freibaum

                         with a copy to:

                         Neal, Gerber & Eisenberg
                         2 North LaSalle Street
                         Suite 2200
                         Chicago, Illinois  60602
                         Telecopy No. (312) 269-1747
                         Attention:  Marshall E. Eisenberg, Esq.

                    (ii) If to a New Holder, to the address noted on Schedule B hereto.

         (b) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall, as to each New Holder, become effective when one or more counterparts have been signed by GGP, General Growth and such New Holder.

         Please indicate your agreement with the foregoing by signing a copy of this Agreement in the space indicated below.

                                        Very truly yours,



                                        /s/ John Price
                                        ----------------------------------------
                                        John Price

                                        FAIRFAX HOLDING, L.L.C.


                                        By:  /s/ John Price
                                             -----------------------------------
                                             John Price

                                        By:  JPET II Company, Limited
                                             Partnership, a Utah partnership

                                             By:  /s/ John Price
                                                  ------------------------------
                                                  John Price, General Partner


                                        /s/ Warren P. King
                                        ----------------------------------------
                                        Warren P. King


                                        /s/ G. Rex Frazier
                                        ----------------------------------------
                                        G. Rex Frazier


                                        /s/ Paul K. Mendenhall
                                        ----------------------------------------
                                        Paul K. Mendenhall


                                        /s/ Tom Mulkey
                                        ----------------------------------------
                                        Tom Mulkey


                                        /s/ Greg Curtis
                                        ----------------------------------------
                                        Greg Curtis


                                        /s/ Martin Peterson
                                        ----------------------------------------
                                        Martin Peterson

                                        /s/ Michael Frei
                                        ----------------------------------------
                                        Michael Frei


                                        /s/ Carl Olson
                                        ----------------------------------------
                                        Carl Olson


                                        /s/ Steve Price
                                        ----------------------------------------
                                        Steve Price


                                        /s/ David Sabey
                                        ----------------------------------------
                                        David Sabey


                                        /s/ David Fairbourn
                                        ----------------------------------------
                                        David Fairbourn


                                        /s/ Paul Kelley
                                        ----------------------------------------
                                        Paul Kelley


                                        /s/ Deidra Price
                                        ----------------------------------------
                                        Deidra Price


                                        /s/ Jennifer Wallin
                                        ----------------------------------------
                                        Jennifer Wallin



                                        HALL INVESTMENT COMPANY


                                        By:  /s/ Dorothy S. Hall
                                             -----------------------------------
                                             Name: Dorothy S. Hall
                                             Title: General Partner

ACCEPTED AS OF THE DATE
FIRST ABOVE WRITTEN
(WITHOUT WAIVING ANY
RIGHTS UNDER THE VOTING AGREEMENT).

GENERAL GROWTH PROPERTIES, INC.


By:      /s/ Bernard Freibaum
         -----------------------------------
         Name:  Bernard Freibaum
         Title: Executive Vice President



GGP LIMITED PARTNERSHIP

By:      GENERAL GROWTH PROPERTIES,
         INC., General Partner


         By:      /s/ Bernard Freibaum
                  -----------------------------------
                  Name:  Bernard Freibaum
                  Title: Executive Vice President



GGP ACQUISITION, L.L.C.

By:      GGPLP L.L.C., a Delaware limited liability
         company, Member

         By:      GGP LIMITED PARTNERSHIP,
                  Managing Member

                  By:    GENERAL GROWTH PROPERTIES,
                         INC., General Partner


                         By:    /s/ Bernard Freibaum
                                -----------------------------------
                                Name:  Bernard Freibaum
                                Title: Executive Vice President

GGP ACQUISITION II, L.L.C.

By:      GGP LIMITED PARTNERSHIP,
         Member

         By:      GENERAL GROWTH PROPERTIES,
                  INC., General Partner


                  By:    /s/ Bernard Freibaum
                         -----------------------------------
                         Name:  Bernard Freibaum
                         Title: Executive Vice President

                                                                      SCHEDULE A



                                VOTING AGREEMENT

                                                                      SCHEDULE B

                                    HOLDERS'

                            SHARE AND UNIT OWNERSHIP

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of Units of
                                                                                                     Transferred Partnership
         Name                       Notice Address                    Type of Partner Interests             Interest
         ----                       --------------                    -------------------------             --------
-------------------------------------------------------------------------------------------------------------------------------
Mr. John Price               35 Century Park-Way                                OP Units                                 1,268
                             Salt Lake City, UT  84115
-------------------------------------------------------------------------------------------------------------------------------
Fairfax Holding, LLC         35 Century Park-Way                                OP Units                               989,483
                             Salt Lake City, UT 84115
-------------------------------------------------------------------------------------------------------------------------------
Warren P. King               35 Century Park-Way                                OP Units                                   255
                             Salt Lake City, UT 84115
-------------------------------------------------------------------------------------------------------------------------------
G. Rex Frazier               35 Century Park-Way                                OP Units                                28,076
                             Salt Lake City, UT 84115
-------------------------------------------------------------------------------------------------------------------------------
Paul K. Mendenhall           35 Century Park-Way                                OP Units                                 6,973
                             Salt Lake City, UT 84115
-------------------------------------------------------------------------------------------------------------------------------
Tom Mulkey                   2139 E 1700 S                                      OP Units                                 3,191
                             Salt Lake City, UT 84108
-------------------------------------------------------------------------------------------------------------------------------
Greg Curtis                  35 Century Park-Way                                OP Units                                 2,601
                             Salt Lake City, UT 84115
-------------------------------------------------------------------------------------------------------------------------------
Martin Peterson              35 Century Park-Way                                OP Units                                19,286
                             Salt Lake City, UT 84115
-------------------------------------------------------------------------------------------------------------------------------
Michael Frei                 2416 Shadowood circle                              OP Units                                 8,594
                             Salt Lake City, UT 84117
-------------------------------------------------------------------------------------------------------------------------------
Carl Olson                   22 Lone Hallow                                     OP Units                                 2,272
                             Sandy, UT 84092
-------------------------------------------------------------------------------------------------------------------------------
Hall Investment              2660 East Parley's Way                             OP Units                                14,731
                             Salt Lake City, UT 84109
-------------------------------------------------------------------------------------------------------------------------------
Steve Price                  35 Century Park-Way                                OP Units                                 2,422
                             Salt Lake City, UT 84115
-------------------------------------------------------------------------------------------------------------------------------
David Sabey                  3121 American Saddler                              OP Units                                 1,595
                             Park City, UT 84060
-------------------------------------------------------------------------------------------------------------------------------
David Fairbourn              1718 E 5600 S                                      OP Units                                 1,300
                             Salt Lake City, UT 84121
-------------------------------------------------------------------------------------------------------------------------------
Paul Kelley                  287 E Linda Loma Dr                                OP Units                                 1,595
                             Centerville, UT 84014
-------------------------------------------------------------------------------------------------------------------------------
Deidra Price                 1710 Avenida Del Mundo #1109                       OP Units                                   433
                             Coronado, CA 92118
-------------------------------------------------------------------------------------------------------------------------------
Jennifer Wallin              697 Richland Drive                                 OP Units                                   433
                             Salt Lake City, UT 84103
-------------------------------------------------------------------------------------------------------------------------------